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                                                               EXHIBIT 4.3



                                        [LOGO]

NUMBER                                                                    SHARES


DC



COMMON STOCK               DUNN COMPUTER CORPORATION            COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF  DELAWARE          CUSIP 265764 10 0

THIS IS TO CERTIFY THAT





is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF


                              DUNN COMPUTER CORPORATION



(hereinafter called the ``Corporation'') transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

    This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which is on file with the Transfer Agent) to all of which the holder of this certificate, by acceptance hereof, assents.

    This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


                                    [COMPANY SEAL


SECRETARY                                                             PRESIDENT

COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

(JERSEY CITY, N.J.)

TRANSFER AGENT

AND REGISTRAR

BY


AUTHORIZED OFFICER


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                                DUNN COMPUTER CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.



             KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR
                 DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY
              AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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


TEN COM-as tenants in common                               UNIF GIFT MIN ACT-_________  Custodian____________
                                                                           (Cust)             (Minor)
TEN ENT-as tenants by the entireties
                                                      under Uniform Gifts to Minors
JT TEN -as joint tenants with right of                 Act _____________
       survivorship and not as tenants                       (State)
       in common




            Additional abbreviations may also be used though not in the above list.


For value received,__________________________________________________   hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________________________________________


_____________________________________________________________________________________________________________
               Please print or typewrite name and address including postal zip code of assignee

_____________________________________________________________________________________________________________


_____________________________________________________________________________________________________________

_______________________________________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated, _______________________________






                                       ____________________________________________________________________________________
                             NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                       FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                       CHANGE WHATEVER.

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Signature(s) Guaranteed:


__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.